LCI INDUSTRIES LCI Industries Investor Presentation May 2020 1

LCI INDUSTRIES Forward-Looking Statements This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for LCI Industries' ("the Company") common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, consumer demand, integration of acquisitions, R&D investments, expectations related to the timing of debt amendments, and resumption of normal operations, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted diluted earnings per share, EBITDA, adjusted EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI INDUSTRIES COVID-19 Response Taking steps to ensure the safety of team members and manage costs as we confront challenges brought on by COVID-19 Health and Safety Measures Cost Management Measures Resuming Production ◦ Temporarily suspended production at ◦ Reduced base salaries of CEO Jason ◦ Re-starting production to varying degrees select manufacturing facilities across U.S. Lippert and others by 25% for the majority of facilities on a plant-by- and Europe on March 25, with 15 sites ◦ Temporarily reduced base salaries for the plant basis, beginning May 4 remaining operational to produce essential executive leadership team, general ◦ Introducing enhanced health and safety items managers and executives; reduced Board protocols at all facilities, including: ◦ Implemented heightened health and safety of Directors’ quarterly retainer by 25% ▪ Screening team members for measures at all open sites, including ◦ Enacted workforce reductions, temporary potential symptoms increased cleaning and sanitation hiring freezes and furloughs processes and utilizing reduced staff ▪ Extensive and frequent disinfecting ◦ Delaying capital expenses and reducing or of workspaces ◦ Established a temporary emergency fund eliminating non-critical business expenses for team members ▪ Social distancing restrictions to ◦ Implementing aggressive working capital production personnel ◦ Donated PPE equipment to local management strategies communities and manufactured ▪ Providing masks to each team approximately 60,000 face shields for ◦ Working with customers and vendors to member front-line workers in Italy negotiate pricing and input cost adjustments where possible 3

LCI INDUSTRIES LCI at a Glance A leading supplier of highly engineered First Quarter 2020 components to the OEMs of recreational vehicles, Key Metrics buses, trailers, trucks, boats, trains, and manufactured housing and their related aftermarkets. $659.7M $1.31 IN NET SALES ADJUSTED EPS* 7% $75.1M OPERATING MARGIN ADJUSTED EBITDA* 4 * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Investment Case Leading market share with unmatched depth and breadth of products Strong track record of financial performance Deep culture rooted in innovation, technology, and operational excellence Compelling industry tailwinds, including high-margin growing aftermarket, robust millennial demand, and recent trends in adventure camping Proven strategy to support global expansion and diversification Expansion opportunities leveraging core strengths in attractive adjacent industries Extensive track record of accretive M&A Strong balance sheet and balanced capital deployment strategy Leadership team of 27 senior leaders with over 350 years aggregate experience at LCI 5

LCI INDUSTRIES Business Overview Applicable across a number With 7 core of customer segments competencies LCI serves 3 critical Recreational Metal Fabrication Vehicle customer needs & Welding High Variation / Small batch Marine Short Runs at manufacturing with Lamination Transit & School Scale the benefits of scale Scaled Glass Fabrication Bus Specialized / Products require some Equestrian & High-Variation Engineered level of design / Cut & Sew Cargo Trailers Components engineering Production Power & Motion Heavy & Light Trucking Systems Non-commoditized Mid-Spec Housing and products that meet Requirements Electronics Building Products mid-spec tolerances Other (e.g. Rail and Plastics Forming Industrials) OEMs Aftermarket 6

LCI INDUSTRIES Vision and Values To be a leading supplier for component parts manufacturing in the segments in which we compete • Our passion to win, coupled with a robust growth strategy, drive us to LCI Leadership be a leader in every market we enter • We believe our industry-leading innovation, the quality of our products, and customer relationships will drive sales and profitability • We strive to leverage the manufacturing skill sets and capabilities of our strong and tenured leadership teams, combined with our extensive purchasing expertise, technologies and processes, geographic coverage, and wide-reaching customer base to rapidly grow sales in our targeted channels • We believe our strong cash flows and extensive acquisition knowledge enable us to strategically target companies to drive growth and From left to right: Andrew Namenye - EVP & CLO, Jamie Schnur - Group President - Aftermarket, Nick Fletcher - EVP & Chief HR Officer, Jason Lippert - President & CEO, Brian Hall - EVP & CFO, innovation in addition to overall strategic business diversification Ryan Smith - Senior VP of Operations, Andy Murray - Chief Sales Officer 7

LCI INDUSTRIES Breadth and Depth of Product Offerings Product Lines Industries • Towable RV Chassis • Steps • RV • Heavy & Light Truck • Furniture • Leveling Systems • Aftermarket • Manufactured Homes • Windows and Windshields • Suspension • Marine • Modular Housing • Entry and Baggage Doors Enhancements • Bus • Cargo • Mattresses • Showers and Sinks • Freight/Fleet • Train • Slide-Out Mechanisms • Electronic components • College/Hospitality • Awnings • Branded towing products • Axles • Truck accessories 8

LCI INDUSTRIES Sales Trend ($M) EBITDA* ($M) 2,476 13% CAGR 2,374 2,439 14% CAGR 269 266 273 276 2,148 247 1,679 1,403 158 Financial 1,191 128 Performance 2014 2015 2016 2017 2018 2019 LTMQ120 2014 2015 2016 2017 2018 2019 LTMQ120 Diluted EPS, Adjusted in 2017 - 2020 • Q1 2020 net sales up 11%, Free Cash Flow* ($M) outperforming RV shipments up 211 220 15% CAGR 4% over the same period $5.76 $5.86 $5.84 $5.77 23% CAGR $5.20 159 $3.02 $2.56 65 66 68 37 2014 2015 2016 2017* 2018* 2019*LTMQ120* 2014 2015 2016 2017 2018 2019 LTMQ120 9 * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES Culture of Innovation and Technology • Invested over $14 million in 2019 development, engineering, and product testing • Enhancing safety and quality through lean production and automation initiatives, including our new $30 million I-beam facility • Patent protected technology; over 350 active patents • Driving product development collaboratively with our customers • Integral part of our customers' R&D teams 10

LCI INDUSTRIES World-Class Operations Driven by a Culture of Caring Our Social Impact Philosophy • Bringing our core values to life through leadership development and the LCI Dream Achiever program • Supporting hundreds of nonprofit organizations by donating our time and talents • Encouraging our team members to support their communities through charitable giving and volunteer work • Integrating social responsibility into every step of our business processes to continue to build a better work environment 11

LCI INDUSTRIES Driving Sustainability Through Eco-Friendly Operations We are committed to the safety of our environment and our communities through conscious resource selection and process improvements that aim to lessen the impact of manufacturing 400 1.0m processes. Tons of toxic chemicals Solar KW hours Current environmental initiatives include: eliminated annually powered each year • Implementation of solar energy at four facilities as a safe and renewable energy alternative • Replacement of harsh, solvent-borne liquid coatings with environmentally-friendly materials in our manufacturing processes 900+ • Use of eco-friendly coating processes on all metal products to reduce smog production, Tons of ABS plastic scraps reground annually creating a healthier environment for our team members • Use of scrap metal, plastic, and cardboard recycling programs within our facilities 12

LCI INDUSTRIES Expanding Our Growth Potential(1) 13 (1) Amounts in millions. "Opportunity"a. Amounts amounts (inrepresent millions) Management's represent estimate Management’s of the size of estimatethe addressable of the market size based of the on current addressable products as of Q419, excluding the Company's current netmarket, sales toexcluding those markets. the Company’s The estimates current above have net beensales revised to those to exclude markets. actual and potential Furrion sales. These graphs include CURT pro forma 2019 net sales of approximately $268 million.

LCI INDUSTRIES Growing End Markets to Reduce Cyclicality 2016 Sales 2019 Sales 2022E Sales North America RV - OEM Adjacent Industries Aftermarket Europe / International Goal is to grow adjacent, aftermarket, and international to be approximately 14 60% of sales by 2022 to reduce cyclical impacts of North American RV industry

LCI INDUSTRIES Positioned to Capitalize on Industry Tailwinds 2019 SALES BY END MARKET RV MARKET SHARE BY AGE 25-34 35-44 45-54 N.A. RV 55-64 65-74 75+ 30% Outdoor recreation International industry North American 20% Aftermarket Outdoor$734 Recreation billion Industry 10% Adjacent Markets * $734 billion —% 2014 2015 2016 2017 2018 2019 • Millennials continue to fuel growth, making up 31% of the total U.S. population and 37% of all campers • 49% of KOA's polling population intend to increase frequency at which they camp • Vibrant secondary RV market - approximately two-thirds of the over nine million RV owners purchased their RV previously owned • Outdoor Recreation Industry - 22% of GDP, representing a larger industry than agriculture, mining, and utilities 1515 Statistics provided by Kampgrounds of America (“KOA”) in 2019. * Adjacent Markets include marine, bus, rail, freight/fleet, modular housing, and college/hospitality.

LCI INDUSTRIES Industry Trends RV Wholesale/Retail/Inventory Change Industry vs Consumer Confidence 200,000 60,000 900,000 200 175,000 800,000 175 40,000 700,000 150,000 150 600,000 125,000 20,000 125 500,000 100 100,000 — 400,000 75 75,000 300,000 (20,000) 50 50,000 200,000 100,000 25 25,000 (40,000) — — — Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 1979 1984 1989 1994 1999 2004 2009 2014 2019 Retail Wholesale Inventory Linear (Inventory) RV Marine Trucks Consumer Confidence 16 Retail provided by Statistical Surveys, Wholesale/RV provided by RVIA, Marine provided by Statistical Surveys, Trucks provided by Bureau of Economic Analysis U.S. Department of Commerce, and Consumer Confidence provided by The Conference Board Inc.

LCI INDUSTRIES Recent Events • Acquired CURT, a leading aftermarket manufacturer of branded towing products and truck accessories • Purchase price of $338M, net of cash acquired, with 2019 sales of approximately $263M • Immediately accretive to growth, profit margins and EPS CURT Group • Advances LCI’s diversification strategy, effectively doubling the size of aftermarket business, giving access to $7.5 billion addressable market in truck and towing aftermarket • Expands and strengthens distribution network • Further mitigates LCI’s exposure to industry cyclicality of RV space • Acquired Polyplastic, a premier window supplier to the caravaning industry headquartered in Polyplastic Rotterdam, Netherlands • Purchase price of $96M, net of cash acquired, with 2019 sales of approximately $65M Schwintek • Acquired the patent-protected PWR-ARM automatic bimini for the marine industry • Purchase price of $45M 17

LCI INDUSTRIES High-Margin, Growing $2,500.0 Aftermarket Segment 15% $2,000.0 • LCI sells over $1.5 billion in RV OEM components annually 10% $1,500.0 • Strong service department established on the supply side • Dealers rely on LCI as a key technical resource to provide a (i n millions) $1,000.0 higher level of satisfaction to customers 5% • Used RV market is estimated to be double the size of the $500.0 new RV market each year $— —% • Higher margins in the Aftermarket Segment 2011 2012 2013 2014 2015 2016 2017 2018 2019 AFT Segment OEM Segment AFT Operating Profit Margin 18

LCI INDUSTRIES Attractive Aftermarket Growth Opportunities • Truck and towing aftermarket is a combined $7.5 billion+ Expansive Distribution Network addressable market, expected to grow further • CURT has a 17-year history of consistent annual sales growth; 5-year sales CAGR of 6% • Enables distribution channel diversification, with significant opportunities in e-commerce Strong Track Record of Revenue and EBITDA Growth CURT Sales CURT EBITDA ($ in millions) ($ in millions) 5-Yr CAGR = 5% 5-Yr CAGR = 8% $268 $238 $248 $254 $210 $230 $37 $32 $36 $35 $35 19 $24 15.0% 11.4% 14.1% 14.8% 13.7% 13.2% EBITDA Margin % 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019

LCI INDUSTRIES CURT Brings Revenue Diversification In-line with LCI’s long-term growth strategy, this transaction effectively doubles the revenues of the aftermarket business and diversifies the business, further mitigating the industry cyclicality of the RV space Increases Aftermarket % of Revenue by total revenues to 19% Market 2019A: $2.34B 2019 Pro Forma: $2.60B 20

LCI INDUSTRIES Global Expansion Opportunity • Europe is second to U.S. in RV unit production (approx. 210,000 units) • Acquired Project 2000 in 2016 - European footprint expanding bed-lifts and steps • Acquired Sessa Klein in 2017 - Train windows • Acquired Metallarte in 2017 - Entry and compartment doors for the caravan market • Acquired global businesses of Taylor Made in 2018 - Entry into European marine and industrial markets • Acquired ST.LA. in 2018 - Expanding bed-lifts and added tanks • Acquired Lavet in 2019 - Expanding European presence • Acquired Lewmar in 2019 - Provides core marine products to build upon in Europe • Acquired Ciesse in 2019 - Railway interior products and systems • Acquired Polyplastic in 2020 - Premier window supplier to the caravaning industry 21

LCI INDUSTRIES Truck Accessories Towing Products 22 22

LCI INDUSTRIES Track Record Starting 2019 Acqusitions and New Product Offerings • Over 50 acquisitions in the last 20 years Revenue Revenue Company Acquisitions ◦ Majority of last 20 acquisitions focused outside of Q2 2006 HappiJac New product offering and bed lift systems for $15m $32m North American RV industry existing RV customers • Look for: Q3 2008 Seat Tech RV Furniture and mattresses business acquired $40m $217m and expanded into existing customers ◦ Great leadership Q3 2011 StarQuest New product offering of windows for a new $22m $31m ◦ Product innovation customer (truck cap and transit buses) Q1 2014 IDS Electronics and controls offering for RV and $19m $43m ◦ Consistency with our core manufacturing disciplines other new customer segments ◦ Niche markets Taylor Q1 2018 Boat windshields and industrial glass offering $150m $183m ◦ Favorable competitive landscape Made Patent Acquisitions • Typical synergies to improve EBITDA turns 2x Q1 2010 Leveling Leveraged towable leveling systems patent $1m $95m ◦ Purchasing power technology to sell products to existing customers ◦ Cross-selling opportunities Q1 2010 Schwintek Leveraged tech to create innovative slide-out $5m $52m mechanisms and sell to existing customers ◦ Capital infusion to drive growth New Product Offering (Organic) Axles RV axle offering re-engineered for the cargo $0m $158m trailer market 23

LCI INDUSTRIES L C I I N D U S T R I E S Financial Overview 24

LCI INDUSTRIES Consolidated Net Sales by Market Q1 2020 Financial Performance (5)% Consolidated Net Sales Operating Margin RV OEM (in thousands) $592,172 $659,670 8.1% 6.7% +10% First Quarter 2019 First Quarter 2020 First Quarter 2019 First Quarter 2020 ADJACENT OEM Consolidated Net Income Adjusted EBITDA* +111% (in thousands) (in thousands) AFTERMARKET SEGMENT $34,366 $28,214 $66,204 $75,123 First Quarter 2019 First Quarter 2020 First Quarter 2019 First Quarter 2020 +81% 25 *See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. INTERNATIONAL MARKETS

LCI INDUSTRIES Consolidated Financials ($ in millions except per share data) 2014 2015 2016 2017 2018 2019 Net Sales $ 1,191 $ 1,403 $ 1,679 $ 2,148 $ 2,476 $ 2,371 • Five-year sales CAGR of 15% Operating Profit $ 96 $ 116 $ 201 $ 214 $ 199 $ 200 • Operating Profit more than % of sales 8.1% 8.3% 12.0% 10.0% 8.0% 8.4 % doubled since 2014 • Strong EPS and cash returned Net Income $ 62 $ 74 $ 130 $ 133 $ 149 $ 147 to shareholders Diluted EPS $ 2.56 $ 3.02 $ 5.20 $ 5.24 $ 5.83 $ 5.84 Cash Dividends $ 2.00 $ 2.00 $ 1.40 $ 2.05 $ 2.35 $ 2.55 (per share) 26

LCI INDUSTRIES OEM Segment Key Drivers $ in millions 2014 2015 2016 2017 2018 2019 • Continued long-term growth in RV Wholesale Sales $ 1,127 $ 1,300 $ 1,548 $ 1,977 $ 2,243 $ 2,092 shipments with recent temporary correction of Operating $ 89 $ 105 $ 181 $ 190 $ 167 $ 165 Profit dealer inventories % of Sales 7.9% 8.1% 11.7% 9.6% 7.4% 7.9% • Adjacent Industries now account for over 30% of OEM segment sales and is growing at a 15% CAGR RV Wholesale Shipments 600 • Higher material costs coupled with investments in 500 manufacturing capacity reduced 2019 and 2018 400 operating margin 300 200 Priorities (i n thousands) 100 • Diversify further into Adjacent Industries: marine, 0 2014 2015 2016 2017 2018 2019 2020E fleet, train, bus, and heavy truck 27 • Growth through bolt-on acquisitions

LCI INDUSTRIES OEM Content Per Vehicle New Towable RV Content per New Towable RV $3,230 $3,346 $3,354 $2,987 $3,022 $3,106 • Approximately 61% of OEM Segment net sales $2,690 $2,713 $2,816 $2,337 $2,148 are for Travel Trailer and Fifth-Wheel OEMs • 100% market share in existing products, excluding Furrion, would yield an estimated $5,800 per Towable RV, 58% penetration 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q120 New Motorhome RV Content per New Motorhome RV • Approximately 7% of OEM Segment net sales are $2,435 $2,327 $2,193 $2,287 $2,011 for Motorhome OEM's $1,810 $1,602 $1,227 $1,272 • 100% market share in existing products, excluding $669 $705 Furrion, would yield an estimated $6,400 per Motorhome RV, 36% penetrationAt industry production levels for the period ended September 2018,2010 each2011 $10020 12increase2013 in 2014 2015 2016 2017 2018 2019 Q120 28 content adds approximately $43 million in sales for LCII. In August 2019, the Company and Furrion agreed to terminate the agreement effective December 31, 2019, and transition all sale and distribution of Furrion products then handled by the Company to Furrion. Effective January 1, 2020, Furrion is responsible for distributing its products directly to the customer and assumed all responsibilities previously carried out by the Company relating to Furrion products. The content numbers reported above exclude all Furrion product sales from the applicable periods.

LCI INDUSTRIES Aftermarket Segment Key Drivers $ in millions 2014 2015 2016 2017 2018 2019* • Robust Aftermarket is estimated to be double the Sales $ 64 $ 103 $ 131 $ 171 $ 233 $ 279 size of the new RV market each year with higher Operating Profit $ 9 $ 15 $ 20 $ 24 $ 31 $ 35 margins % of Sales 14.1% 14.6% 15.3% 14.0% 13.3% 12.5% • CURT acquisition opens up over $7.5 billion of addressable market growth • Targeting high-growth European RV Market for *CURT amortization expense did not materially impact 2019, but is estimated to be approximately $9M annually beginning in 2020. M&A activity; successfully completed five recent bolt-on acquisitions Priorities • Position LCI as the premier aftermarket supplier 29 and expand supplier/dealer relationships • Growth through bolt-on acquisitions

LCI INDUSTRIES Balance Sheet Supports Growth $ in millions 2014 2015 2016 2017 2018 2019 Q120 Cash & Equivalents $ — $ 12 $ 86 $ 26 $ 15 $ 35 $ 98 Accounts Receivable 38 42 57 82 122 200 281 Inventory 132 171 189 275 341 394 351 Other Assets 374 398 455 563 766 1,234 1,321 Total Assets $ 544 $ 623 $ 787 $ 946 $ 1,244 $ 1,863 $ 2,051 Accounts Payable $ 50 $ 30 $ 51 $ 79 $ 78 $ 99 $ 138 Total Debt 16 50 50 50 294 631* 769* Other Liabilities 83 104 136 164 166 332 336 Total Liabilities $ 149 $ 184 $ 237 $ 293 $ 538 $ 1,062 $ 1,243 Total Equity $ 395 $ 439 $ 550 $ 653 $ 706 $ 801 $ 808 30 • Debt increase due to funding recent acquisitions and liquidity for COVID-19 shutdown.

LCI INDUSTRIES Capital Deployment Strategy Historical Use of Cash Cash Priorities Future Use of Cash Reduce Leverage Repurchases Disciplined Reinvestment to Drive Growth Dividends - 30% Dividends Acquisitions that Align to Strategy and Financial Targets Return Capital to Shareholders Acquisitions Acquisitions - 40% Attractive Dividend Yield Opportunistic Share Repurchases Capex Capex - 30% Target Net Debt / EBITDA Leverage of 1.0x to 1.5x 31

LCI INDUSTRIES Operating Cash Flow ($M) Net Debt / EBITDA* 269.50 3.06 2.41 261.70 2.16 156.61 1.05 0.82 155.08 0.38 0.24 84.91 82.68 0.09 63.26 95.02 -0.10 -0.45 31.54 32.26 -0.63 36.83 2003 2005 2007 2009 2011 2013 2015 2017 2019 2003 2005 2007 2009 2011 2013 2015 2017 2019 32 *See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

LCI INDUSTRIES L C I I N D U S T R I E S Appendix 33

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Adjusted EBITDA Three Months Ended March 31, 2020 2019 (In thousands) Net income $ 28,214 $ 34,366 Interest expense, net 5,197 2,507 Provision for income taxes 10,855 10,882 Depreciation expense 15,200 12,579 Amortization expense 9,414 5,870 EBITDA 68,880 66,204 Non-cash charge for inventory fair value step-up 6,243 — Adjusted EBITDA $ 75,123 $ 66,204 Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisition of 34 CURT during the three months ended March 31, 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Adjusted Net Income and Adjusted Diluted Net Income Per Common Share Three Months Ended March 31, 2020 2019 (In thousands, except per share amounts) Net income $ 28,214 $ 34,366 Non-cash charge for inventory fair value step-up 6,243 — Income tax impact of inventory fair value step-up (1,518) — Adjusted net income $ 32,939 $ 34,366 Diluted net income per common share $ 1.12 $ 1.38 Non-cash charge for inventory fair value step-up 0.25 — Income tax impact of inventory fair value step-up (0.06) — Adjusted diluted net income per common share $ 1.31 $ 1.38 Adjusted net income and adjusted diluted net income per common share are non-GAAP performance measures included to illustrate and improve comparability of its results from period to period. Adjusted net income is defined as net income adjusted for items that impact the comparability of the Company's results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT and related tax impacts during the three months ended March 31, 2020. Adjusted diluted net income per common share is defined as net income per common share adjusted for items that impact the comparability of the Company's results from 35 period to period, which consisted of the inventory fair value step-up from the acquisition of CURT and related tax impacts during the three months ended March 31, 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Adjusted Net Income and Adjusted Diluted Earnings per Share Income before Provision for Diluted earnings $ in millions, except per share amounts income taxes income taxes Net income Effective tax rate per share Year ended December 31, 2018 As reported GAAP $ 192.4 $ 43.8 $ 148.6 23% $ 5.83 Impact of TCJA(1) — (0.6) 0.6 (1)% 0.03 Adjusted non-GAAP $ 192.4 $ 43.2 $ 149.2 22% $ 5.86 Year ended December 31, 2017 As reported GAAP $ 212.84 $ 79.96 $ 132.88 38% $ 5.24 Impact of TCJA(1) — (13.2) 13.2 (7)% 0.52 Adjusted non-GAAP $ 212.8 $ 66.8 $ 146.1 31% $ 5.76 (1) The Company recorded one-time non-cash charges related to adjustments to deferred tax amounts from the December 2017 enactment of the Tax Cuts and Jobs Act (“TCJA”). In addition to reporting financial results in accordance with U.S. GAAP, the Company also provides non-GAAP measures that adjust for the impact of enactment of the TCJA. These items represent significant charges that impacted the Company’s financial results. Net income, diluted earnings per share, and the effective tax rate are all measures for which the Company provides the reported GAAP measure and an adjusted measure. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company considers these non-GAAP measures in evaluating and managing the Company’s operations. The Company believes that discussion of results adjusted for these items is meaningful to investors as it provides a useful analysis of underlying operating trends. The determination of these items may not be comparable to similarly titled measures used by other companies. 36

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Leverage Ratio (Net Debt to EBITDA) LTM $ in millions 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q120 Long-term indebtedness $ 24.8 $ 59.3 $ 62.1 $ 46.0 $ 18.4 $ 2.9 $ — $ — $ — $ — $ — $ 15.7 $ 50.0 $ 49.9 $ 49.9 $ 293.5 $ 612.9 $ 750.5 Current portion of long-term debt — — — — — — — — — — — — — — — 0.6 17.9 18.3 Total Debt 24.8 59.3 62.1 46.0 18.4 2.9 — — — — — 15.7 50.0 49.9 49.9 294.1 630.8 768.8 Less: Cash and cash equivalents (8.8) (2.4) (5.1) (6.8) (56.2) (8.7) (52.4) (38.9) (6.6) (9.9) (66.3) (4.0) (12.3) (86.2) (26.0) (14.9) (35.4) (98.0) Net Debt $ 16.0 $ 56.9 $ 57.0 $ 39.2 $ (37.8) $ (5.8) $ (52.4) $ (38.9) $ (6.6) $ (9.9) $ (66.3) $ 11.7 $ 37.7 $ (36.2) $ 23.9 $ 279.2 $ 595.4 $ 670.8 Net income (loss), as reported $ 19.4 $ 25.1 $ 33.6 $ 31.0 $ 39.8 $ 11.7 $ (24.1) $ 28.0 $ 30.1 $ 37.3 $ 50.1 $ 62.3 $ 74.3 $ 129.7 $ 132.9 $ 148.6 $ 146.5 $ 140.4 GAAP Add back: Interest expense (net) 3.0 3.1 3.7 4.6 2.6 0.9 0.8 0.2 0.3 0.3 0.4 0.4 1.9 1.7 1.4 6.4 8.8 11.5 Income taxes 11.9 15.7 20.5 19.7 23.6 7.3 (12.3) 17.2 18.2 20.5 27.8 32.8 40.0 69.5 80.0 43.8 44.9 44.9 Depreciation and amortization 7.9 9.3 11.9 15.7 17.6 17.1 18.5 17.1 20.5 25.7 27.5 32.6 41.6 46.2 54.7 67.5 75.4 81.5 EBITDA $ 42.2 $ 53.3 $ 69.7 $ 71.0 $ 83.5 $ 37.0 $ (17.1) $ 62.5 $ 69.0 $ 83.8 $ 105.8 $ 128.1 $ 157.9 $ 247.0 $ 269.0 $ 266.3 $ 275.6 $ 278.3 Net Debt to EBITDA ratio 0.38 1.07 0.82 0.55 (0.45) (0.16) 3.06 (0.62) (0.10) (0.12) (0.63) 0.09 0.24 (0.15) 0.09 1.05 2.16 2.41 Total Debt to Net Income ratio 1.28 2.36 1.85 1.48 0.46 0.24 — — — — — 0.25 0.67 0.39 0.38 1.98 4.31 5.48 The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as 37 a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income.

LCI INDUSTRIES Reconciliation of Non-GAAP Measures Free cash flow LTM $ in millions 2014 2015 2016 2017 2018 2019 Q120 Net cash flows provided by operating activities $ 107.0 $ 95.0 $ 203.4 $ 155.1 $ 156.6 $ 269.5 $ 261.7 Less: Capital expenditures 42.5 29.0 44.7 87.2 119.8 58.2 41.7 Free cash flow $ 64.5 $ 66.0 $ 158.7 $ 67.9 $ 36.8 $ 211.3 $ 220.0 Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the 38 utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above.

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